SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 16, 2003

                                INETEVENTS, INC.
                             ______________________
             (Exact name of registrant as specified in its charter)

     Nevada                  000-33129                  95-4581903
 ________________          _____________              ________________
(State or other            (Commission                (IRS Employer
 jurisdiction of            File Number)               Identification
 incorporation)                                                 No.)


                       9171 Wilshire Boulevard, Suite 600
                         Beverly Hills, California 90210
                 ______________________________________________
                    (Address of principal executive offices)

                                 (310) 734-9064
                       ___________________________________
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant.


     On November 19, 2002, the accounting firm of Good Swartz Brown & Berns, LLP resigned from the audit responsibilities of Registrant. Registrant has engaged Kyle L. Tingle, certified public accountant, as the successor accountant for Registrant.

     During Registrant's two most recent fiscal years and any subsequent interim period prior to the resignation of Good Swartz Brown & Berms, LLP, Registrant (or someone on its behalf) has not consulted with Kyle L. Tingle, or any other auditor, regarding any accounting or audit concerns, to include, but not by way of limitation, those stated in Item 304(a)(2) of Regulation S-B.

     During Registrant's two most recent fiscal years, Registrant is not aware of any disagreements with its former accountant, whether resolved or not resolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to said accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.

     During the period covered by the most recent audit report and for the prior periods covered by said report, Registrant had recurring losses from operations, a working capital deficit and an accumulated deficit which raised and resulted in the former accountants qualifying its opinion to indicate that this raised substantial doubt about Registrant's ability to continue as a going concern. Registrant's plans as to these matters were described in Note 1 to the financial statements and the consolidated financial statements did not include any adjustments that might result from the outcome of said uncertainty.

     Registrant will provide an amendment to this Form 8-K or the Form 8-K filed on December 19, 2002, to comply with Item 304(a)(1), including compliance with
Item 304(a)(3), of Regulation S-K, Section 229.304(a)(10) and (a)(3) of said chapter, and the related instructions to Item 304, if required, to include a dated letter from the former accountants stating whether they agree with the statements made in this Item 4 of the Form 8-K and if not, stating the reasons why they do not agree.

Item 5.  Other Events.

     On January 16, 2002, Registrant entered into a Plan and Agreement of Reorganization with International Card Establishment, Inc. and its shareholders. Pursuant to the agreement, Registrant is to exchange 14,000,000 shares of common stock for all of the issued and outstanding shares in International Card Establishment, Inc. International Card Establishment, Inc. is a bank service company that services the electronic transaction needs of merchants. As part of the transaction, Registrant may also acquire GlobalTech Leasing, Inc.

     Any description of the terms, conditions and covenants of the Plan and Agreement of Reorganization with International Card Establishment, Inc. and its shareholders is qualified in its entirety by reference to said agreement, which is an exhibit to this Current Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is filed with this report:

Exhibit #     Description
_________     ___________

  99.1 Plan and Agreement of Reorganization with International Card Establishment, Inc. and its shareholders, dated January 16, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INETEVENTS, INC.
                                            (Registrant)


DATED: January 31, 2003                     /s/ BRANDON STAUBER
                                            ________________________
                                                Brandon Stauber
                                                President